CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jeffrey S. Thomas, Chief Executive Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    FEBRUARY 5, 2009             /S/ JEFFREY S. THOMAS
     ------------------------         ------------------------------------------
                                      Jeffrey S. Thomas, Chief Executive Officer
                                      (principal executive officer)

I, Kenneth Kozanda, Chief Financial Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  FEBRUARY 4, 2009               /S/ KENNETH KOZANDA
     ------------------------         ------------------------------------------
                                      Kenneth Kozanda, Chief Financial Officer
                                      (principal financial officer)